      As filed with the Securities and Exchange Commission on January 22, 2002

                                          REGISTRATION STATEMENT NO. 333-36294

==============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                    ----------------------------------------

                        POST-EFFECTIVE AMENDMENT NO. 2 TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                    ----------------------------------------

                          BEACON CAPITAL PARTNERS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            MARYLAND                                   04-3403281
    (STATE OF INCORPORATION)               (I.R.S. EMPLOYER IDENTIFICATION NO.)


                         ONE FEDERAL STREET, 26TH FLOOR
                           BOSTON, MASSACHUSETTS 02110
                                 (617) 457-0400
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                    ----------------------------------------

                                ALAN M. LEVENTHAL
                             CHIEF EXECUTIVE OFFICER
                                       AND
                              WILLIAM A. BONN, ESQ.
                                 GENERAL COUNSEL
                          BEACON CAPITAL PARTNERS, INC.
                         ONE FEDERAL STREET, 26TH FLOOR
                           BOSTON, MASSACHUSETTS 02110

                                 (617) 457-0400
       (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
                        AREA CODE, OF AGENT FOR SERVICE)

                    ----------------------------------------

                                  With copy to:
                             GILBERT G. MENNA, P.C.
                               GOODWIN PROCTER LLP
                                 EXCHANGE PLACE
                        BOSTON, MASSACHUSETTS 02109-2881
                                 (617) 570-1000

                    ----------------------------------------

         On May 4, 2000, the Registrant registered 2,528,296 shares of its common stock, par value $0.01 per share, for resale by Luddite Associates (the "Selling Stockholder") pursuant to a Registration Statement on Form S-3 (File No. 333-36294) (the "Registration Statement"). The Registrant files this Post-Effective Amendment No. 2 to the Registration Statement to deregister the shares registered under the Registration Statement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post- Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Boston, Massachusetts, on January 22, 2002.

                               BEACON CAPITAL PARTNERS, INC.


                               By: /s/ LIONEL P. FORTIN
                                   -------------------------------------
                                   Lionel P. Fortin
                                   President and Chief Operating Officer


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                          SIGNATURE                           TITLE                               DATE
                  *                                Chairman of the Board and Chief
---------------------------------------            Executive Officer
          ALAN M. LEVENTHAL


         /S/ LIONEL P. FORTIN                     President and Chief Operating Officer        January 22, 2002
---------------------------------------
          LIONEL P. FORTIN


                  *                                Senior Vice President and Chief
---------------------------------------            Financial Officer
           RANDY J. PARKER


                  *                                Director
---------------------------------------
          STEPHEN T. CLARK


                  *                                Director
---------------------------------------
          ROBERT M. MELZER


                  *                                Director
---------------------------------------
           STEVEN SHULMAN

                  *                                Director
---------------------------------------
          SCOTT M. SPERLING


*By: /s/ LIONEL P. FORTIN                                                                      January 22, 2002
     ----------------------------------
     LIONEL P. FORTIN,
     ATTORNEY-IN-FACT
